Exhibit 99.1

Conference call March 3 at 10:00 a.m. Chicago time. Access the live call on the Conference Calls page of www.teldta.com or www.uscellular.com.

Contact:	Mark A. Steinkrauss, Vice President, Corporate Relations
(312) 592-5384 mark.steinkrauss@teldta.com

Julie D. Mathews, Manager, Investor Relations
(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE: IMMEDIATE

U.S. CELLULAR REPORTS 4Q AND FULL-YEAR 2007 RESULTS

Data revenues increase 69 percent for the year to $368 million

Note: Comparisons are year over year unless otherwise noted.

4Q 2007 Highlights

•         15.2 percent increase in service revenues, to $957.9 million

•         64.9 percent increase in data revenues, to $107.9 million (11 percent of service revenues)

•         ARPU (average revenue per unit) reached $52.46 (9 percent increase)

•         22 percent increase in cash flows from operating activities, to $245.7 million

Full-Year 2007 Highlights

•         14.5 percent increase in service revenues, to $3,679.2 million

•         69.1 percent increase in data revenues, to $367.6 million

•         ARPU grew to $51.13 (8 percent increase)

•         23.1 percent increase in cash flows from operating activities, to $863.1 million

•         Decrease in retail postpay churn to 1.4 percent from 1.6 percent

•         To offset dilution and seek to increase value to shareholders, U.S. Cellular repurchased 1,006,000 shares in 2007 at a total cost of $83.3 million

CHICAGO — Feb 29, 2008 — United States Cellular Corporation [AMEX:USM] reported service revenues of $957.9 million for the fourth quarter of 2007, up 15.2 percent from $831.7 million in the comparable period one year ago. The company recorded operating income of $63.3 million, down 0.6 percent from $63.6 million in the fourth quarter of 2006. Net income and diluted earnings per share were $29.2 million and $0.33, respectively, compared to net income and diluted earnings per share of $54.1 million and $0.61, respectively, for the comparable period one year ago.

U.S. Cellular acquired 70,000 net retail postpay customers in the quarter. Prepay customers declined by 6,000 and net reseller customers declined by 9,000. Excluding acquisitions, U.S. Cellular acquired 351,000 retail postpay customers in 2007. Prepay and net reseller customers declined by 18,000 and 32,000, respectively.

Sprint Nextel exchange provides more usable spectrum

In the fourth quarter, U.S. Cellular agreed to deliver personal communication service (PCS) spectrum in eight licenses covering portions of one state to Sprint Nextel in exchange for more strategically useful spectrum in eight licenses covering portions of four states. The exchange will not include any cash, customers, network assets, or other assets. U.S. Cellular recorded a $20.8 million pre-tax loss on the exchange. The transaction is expected to close in the first half of 2008.

Customer focus delivers excellent financial and operating results

“Our customer satisfaction strategy helped us achieve some important milestones in 2007,” said John E. Rooney, U.S. Cellular president and CEO. “Data revenues pushed past $100 million in the fourth quarter and $368 million for the year, which contributed to a significant increase in ARPU. Our focus on a high-quality call experience also drove double-digit increases in service revenues and cash flows from operating activities. Retail net additions were strong in 2007, though we saw some softness in the fourth quarter, mainly in December.

“Customers continued to respond well this year to our national, wide area, and family plans,” said Rooney. “There was also high demand for our BlackBerry® and MOTO Q™ smart phone offerings and our expanding suite of easyedgeSM data services, such as My Contacts Backup, Tone Room, and Your Navigator™. And, our customer focus and high network quality were backed up by several independent surveys in 2007. We topped the J.D. Power and Associates call quality rankings in the North Central region for the fourth consecutive time, which speaks to the value of investing the majority of our capital spending for 2007 in network enhancements. And, PC Magazine readers voted us the top contract/postpay wireless provider in 2007. I believe our associates’ commitment to customer service is at the heart of these results.

2008 OUTLOOK

Focus on postpay customer, increasing market penetration

“We’ll continue our focus on the postpay, high-lifetime value customer in 2008,” said Rooney. “As part of our commitment to strategic growth, we’re maintaining our drive to increase penetration, revenue, and profitability, and improve distribution, in our existing markets. We’ll also continue to evaluate EVDO and Long-Term Evolution technologies with regard to how well they help us meet the needs of our target customers.”

Guidance

Guidance for the year ending Dec. 31, 2008 is as follows. There can be no assurance that final results will not differ materially from this guidance.

U.S. Cellular 2008 guidance as of Feb. 29, 2008 is as follows:
Net Retail Customer Additions	250,000 - 325,000
Service Revenues	$3.9 - $4.0 billion
Operating Income	$460 - $535 million
Depreciation, Amortization & Accretion*	Approx. $615 million
Capital Expenditures	$590 - $640 million

* Includes losses on disposals of assets

This guidance represents the views of management as of Feb. 29, 2008 and should not be assumed to be accurate as of any other date. U.S. Cellular undertakes no legal duty to update such information, whether as a result of new information, future events, or otherwise.

U.S. Cellular and TDS remediate two material weaknesses; make progress on third

U.S. Cellular and its parent, TDS, have reduced their material weaknesses related to personnel and accounting knowledge and fixed assets to the level of deficiency and significant deficiency, respectively.  The companies have made progress toward remediating the third material weakness related to income tax accounting.  The companies’ efforts in these areas are summarized below:

•      Personnel and accounting knowledge: U.S. Cellular and its parent, TDS, conducted a multi-year program to increase technical accounting expertise at the corporate and business unit levels, improve review and documentation procedures, and automate more aspects of their accounting and financial reporting. The companies developed many new accounting policies and procedures, added personnel in key areas, and developed an ongoing training program for accounting personnel.

•      Fixed assets: U.S. Cellular conducted a detailed physical inventory and valuation review of its property, plant, and equipment; and enhanced its controls over the recording of transfers and disposals of such assets. There was a resulting non-cash charge of $14.6 million included in loss on asset disposals/exchanges for the fourth quarter.

•      Income tax accounting: U.S. Cellular and its parent, TDS, created and staffed a new tax accounting group (including adding a director of accounting) that implemented new tax provisioning software to enhance internal controls related to income taxes at the corporate and business unit levels. As part of this implementation, the companies also instituted several new controls to help ensure the accuracy of accounting for income taxes.

Item 9A (Controls and Procedures) of U.S. Cellular’s SEC Form 10-K contains an expanded discussion of these remediation efforts.

Conference Call Information

U.S. Cellular will hold a conference call on March 3, 2008 at 10:00 a.m. Chicago time.

•      Access the live call online at http://www.videonewswire.com/event.asp?id=46101 or on the Conference Calls page of www.uscellular.com

•      Access the call by phone at 800/706-9695 (US/Canada) and use conference ID #37621356

Before the call, certain financial and statistical information to be discussed during the call will be posted to the Conference Calls page of www.uscellular.com, together with reconciliations to generally accepted accounting principles (GAAP) of any non-GAAP information to be disclosed. The call will be archived on the Conference Calls page of www.uscellular.com.

About U.S. Cellular

U.S. Cellular Corporation, the nation’s sixth-largest full-service wireless carrier, provides a comprehensive range of wireless products and services, superior customer support, and a high-quality network to more than 6.1 million customers in 26 states. The Chicago-based company employed 8,400 associates as of year end.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: The ability of the company to successfully manage and grow the operations of more recently launched markets; changes in the overall economy, competition, the state and federal telecommunications regulatory environment, and the value of assets and investments; adverse changes in the ratings afforded our debt securities by accredited ratings organizations; industry consolidation; likely participation in FCC spectrum auctions; advances in telecommunications technology; uncertainty of access to the capital markets; risks and uncertainties relating to restatements and possible future restatements; ability to remediate material weaknesses; pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; and changes in customer growth rates, average monthly revenue per unit, churn rates, roaming terms, the availability of devices and the mix of products and services offered by the company. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by U.S. Cellular to furnish this press release to the SEC, which are incorporated by reference herein.

For more information about U.S. Cellular, visit: www.uscellular.com.

###

UNITED STATES CELLULAR CORPORATION

SUMMARY OPERATING DATA

Quarter Ended	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
Total Population:
Consolidated markets (1)	82,371,000	81,841,000	81,581,000	56,048,000	55,543,000
Consolidated operating markets (1)	44,955,000	44,955,000	44,955,000	44,416,000	44,043,000
All customers:
Customer units	6,122,000	6,067,000	6,010,000	5,973,000	5,815,000
Gross customer unit additions	437,000	447,000	418,000	459,000	389,000
Net customer unit additions	55,000	57,000	37,000	152,000	86,000
Market penetration at end of period:
Consolidated markets (2)	7.4%	7.4%	7.4%	10.7%	10.5%
Consolidated operating markets (2)	13.6%	13.5%	13.4%	13.4%	13.2%
Retail customers:
Customer units	5,564,000	5,500,000	5,448,000	5,377,000	5,225,000
Gross customer unit additions	367,000	374,000	347,000	397,000	375,000
Net customer unit additions	64,000	52,000	71,000	146,000	98,000

Cell sites in service	6,383	6,255	6,140	6,004	5,925
Average monthly revenue per unit (3)	$52.46	$52.71	$50.42	$48.69	$48.15
Retail service revenue per unit (3)	$45.36	$45.00	$43.87	$42.69	$42.21
Inbound roaming revenue per unit (3)	$3.09	$3.36	$2.68	$2.33	$2.34
Long-distance/other revenue per unit (3)	$4.01	$4.35	$3.87	$3.67	$3.60
Minutes of use (MOU) (4)	906	887	858	783	749
Retail postpay churn rate per month (5)	1.5%	1.6%	1.4%	1.3%	1.5%
Construction Expenditures (000s)	$188,100	$130,600	$137,100	$109,700	$158,400

(1)

“Total population of consolidated markets” and “Total population of consolidated operating markets” are used only for the purposes of calculating market penetration of consolidated operating markets, which is calculated by dividing customers by the total market population (without duplication of population in overlapping markets). Effective with this report, U.S. Cellular is expanding its reporting of total population to include the population of its consolidated operating markets - i.e., markets in which U.S. Cellular provides wireless service to customers - in order to reflect its market penetration more accurately. Historically, total population has been reported only for total consolidated markets, regardless of whether U.S. Cellular was providing wireless services in those markets.

(2)

Calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.

(3)	Per unit revenue measurements are derived from service revenues as reported in Financial Highlights for each respective quarter as follows:

Service Revenues per Financial Highlights	$957,896	$954,540	$906,218	$860,583	$831,663
Components:
Retail service revenue during quarter	$828,169	$814,948	$788,535	$754,515	$729,072
Inbound roaming revenue during quarter	$56,358	$60,843	$48,084	$41,268	$40,354
Long-distance/other revenue during quarter	$73,369	$78,749	$69,599	$64,800	$62,237

Divided by average customers during quarter (000s)	6,086	6,036	5,991	5,892	5,757
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$52.46	$52.71	$50.42	$48.69	$48.15
Retail service revenue per unit	$45.36	$45.00	$43.87	$42.69	$42.21
Inbound roaming revenue per unit	$3.09	$3.36	$2.68	$2.33	$2.34
Long-distance/other revenue per unit	$4.01	$4.35	$3.87	$3.67	$3.60

(4)	Average monthly local minutes of use per customer (without roaming).

(5)	Retail postpay churn rate per month is calculated by dividing the total monthly retail post pay customer disconnects during the quarter by the average retail post pay customer base for the quarter.

UNITED STATES CELLULAR CORPORATION

FINANCIAL HIGHLIGHTS

Three Months Ended December 31,

(Unaudited, dollars and shares in thousands, except per share amounts)

			Increase (Decrease)
	2007	2006	Amount	Percent
Operating Revenues
Service	$957,896	$831,663	$126,233	15.2%
Equipment sales	66,214	70,456	(4,242)	(6.0)%
Total Operating Revenues	1,024,110	902,119	121,991	13.5%
Operating Expenses
System operations (excluding depreciation shown below)	187,903	170,703	17,200	10.1%
Cost of equipment sold	169,869	151,414	18,455	12.2%
Selling, general and administrative	413,836	370,696	43,140	11.6%
Depreciation, amortization and accretion	142,279	138,246	4,033	2.9%
Loss on asset disposals/exchanges	46,958	7,415	39,543	N/M
Total Operating Expenses	960,845	838,474	122,371	14.6%

Operating Income	63,265	63,645	(380)	(0.6)%

Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	20,173	28,196	(8,023)	(28.5)%
Interest and dividend income	4,461	5,541	(1,080)	(19.5)%
Interest expense	(20,045)	(23,485)	3,440	14.6%
Fair value adjustment of derivative instruments	—	(45,630)	45,630	N/M
Gain on investments	6,301	70,427	(64,126)	(91.1)%
Other, net	(395)	18	(413)	N/M
	10,495	35,067	(24,572)	(70.1)%
Income Before Income Taxes and Minority Interest	73,760	98,712	(24,952)	(25.3)%
Income tax expense	40,169	42,701	(2,532)	(5.9)%
Income Before Minority Interest	33,591	56,011	(22,420)	(40.0)%
Minority share of income	(4,384)	(1,906)	(2,478)	N/M
Net Income	$29,207	$54,105	$(24,898)	(46.0)%

Basic Weighted Average Common Shares Outstanding	87,691	87,645	46	0.1%
Basic Earnings Per Share	$0.33	$0.62	$(0.29)	(46.8)%

Diluted Weighted Average Common Shares Outstanding	88,309	88,368	(59)	(0.1)%
Diluted Earnings Per Share	$0.33	$0.61	$(0.28)	(45.9)%

N/M - Percentage change not meaningful

UNITED STATES CELLULAR CORPORATION

FINANCIAL HIGHLIGHTS

Year Ended December 31,

(Unaudited, dollars and shares in thousands, except per share amounts)

			Increase (Decrease)
	2007	2006	Amount	Percent
Operating Revenues
Service	$3,679,237	$3,214,410	$464,827	14.5%
Equipment sales	267,027	258,745	8,282	3.2%
Total Operating Revenues	3,946,264	3,473,155	473,109	13.6%
Operating Expenses
System operations (excluding depreciation shown below)	717,075	639,683	77,392	12.1%
Cost of equipment sold	640,225	568,903	71,322	12.5%
Selling, general and administrative	1,555,639	1,399,561	156,078	11.2%
Depreciation, amortization and accretion	582,269	555,525	26,744	4.8%
Loss on asset disposals/exchanges	54,857	19,587	35,270	N/M
Total Operating Expenses	3,550,065	3,183,259	366,806	11.5%

Operating Income	396,199	289,896	106,303	36.7%

Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	90,033	93,119	(3,086)	(3.3)%
Interest and dividend income	13,059	16,537	(3,478)	(21.0)%
Interest expense	(84,679)	(93,674)	8,995	9.6%
Fair value adjustment of derivative instruments	(5,388)	(63,022)	57,634	91.5%
Gain on investments	137,987	70,427	67,560	95.9%
Other, net	(710)	(145)	(565)	N/M
	150,302	23,242	127,060	N/M
Income Before Income Taxes and Minority Interest	546,501	313,138	233,363	74.5%
Income tax expense	216,711	120,604	96,107	79.7%
Income Before Minority Interest	329,790	192,534	137,256	71.3%
Minority share of income	(15,056)	(13,044)	(2,012)	(15.4)%
Net Income	$314,734	$179,490	$135,244	75.3%

Basic Weighted Average Common Shares Outstanding	87,730	87,346	384	0.4%
Basic Earnings Per Share	$3.59	$2.05	$1.54	75.1%

Diluted Weighted Average Common Shares Outstanding	88,481	88,109	372	0.4%
Diluted Earnings Per Share	$3.56	$2.04	$1.52	74.5%

N/M - Percentage change not meaningful

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

ASSETS			LIABILITIES AND SHAREHOLDERS’ EQUITY

	December 31,	December 31,		December 31,	December 31,
	2007	2006		2007	2006
Current Assets			Current Liabilities
Cash and cash equivalents	$204,533	$32,912	Prepaid forward contracts	$—	$159,856
Marketable equity securities	16,352	249,039	Derivative liability	—	88,840
Accounts receivable from customers and other	435,497	407,438	Notes payable	—	35,000
Inventory	100,990	117,189	Accounts payable
Prepaid expenses	41,588	34,955	Affiliated	8,519	13,568
Other current assets	34,793	13,385	Trade	252,272	241,303
	833,753	854,918	Customer deposits and deferred revenues	143,445	123,344
			Accrued taxes	43,105	26,913
			Accrued compensation	59,224	47,842
			Net deferred income tax liability	—	26,326
			Other current liabilities	97,678	93,718
Investments				604,243	856,710
Licenses	1,482,446	1,494,327
Goodwill	491,316	485,452
Customer lists	15,375	26,196	Long-term Debt	1,002,293	1,001,839
Marketable equity securities	—	4,873
Investments in unconsolidated entities	157,693	150,325
Notes and interest receivable—long-term	4,422	4,541	Deferred Liabilities and Credits	765,786	792,088
	2,151,252	2,165,714

			Minority Interest	43,396	36,700

Property, Plant and Equipment
In service and under construction	5,409,115	5,120,994	Common Shareholders’ Equity
Less accumulated depreciation	2,814,019	2,492,146	Common Shares, par value $1 per share	55,046	55,046
	2,595,096	2,628,848	Series A Common Shares, par value $1 per share	33,006	33,006
			Additional paid-in capital	1,316,042	1,290,829
			Treasury Shares	(41,094)	(14,462)
			Accumulated other comprehensive income	10,134	80,382
Other Assets and Deferred Charges	31,773	31,136	Retained earnings	1,823,022	1,548,478
				3,196,156	2,993,279

Total Assets	$5,611,874	$5,680,616	Total Liabilities and Shareholders’ Equity	$5,611,874	$5,680,616